UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2024

ZIVO BIOSCIENCE, INC.
(Exact name of Registrant as Specified in Its Charter)

Nevada	000-30415	87-0699977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 East Long Lake Road, Suite 100, Bloomfield Hills, Michigan	48304
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 452-9866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZIVO	OTCQB
Warrants to purchase shares of CommonStock, par value $0.001 per share	ZIVOW	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On July 11, 2024, the Board of Directors of ZIVO Bioscience Inc., (the “Company”) increased its size from four (4) to five (5) members and appointed Laith Yaldoo to fill the vacancy.

Mr. Yaldoo, age 56, currently serves as the managing member of HEP Investments LLC, a private investment fund where he focuses his efforts on investing in and growing potentially disruptive businesses, a position he has held since August, 2011. He has led several ventures, including their formations, management, funding, operations, identifying and contracting with strategic partners and dispositions in various industries, including electronic payments, telecommunication, retail, biotech, healthcare and back-office management. He also currently serves as a strategic partner with Aquila Equity Partners and as the National Director of ISO Sales for CardConnect, positions he has held since January, 2020 and February, 2009, respectively. Mr. Yaldoo founded a credit card processing ISO, National Processing Services LLC, in 2001, which merged with CardConnect in 2009. In 2016, he played an integral role in the initial public offering of CardConnect, which lead to the eventual acquisition by First Data and later by FISERV (NYSE: FI). Mr. Yaldoo also joined TCC Wireless LLC in 2015 where he has since served as an executive and board chairman and spends significant time in company organization, structure, growth, financing and overseeing operations, legal, and real estate matters. Prior to this, Mr. Yaldoo was a practicing attorney for nine years. Mr. Yaldoo graduated from Wayne State University Law School, Detroit, Michigan in 1993, J.D., cum laude and earned his Bachelor in Business Administration in 1990 in Professional Accounting from the University of Michigan-Dearborn, Michigan where he graduated with Honorable Distinction.

Mr. Yaldoo does not have family relationships with any of the current officers or directors of the Company, and there are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K. Mr. Yaldoo will participate in the Company’s standard outside director compensation program.

Mr. Yaldoo will stand for election as a Class I director at the Company’s annual meeting of shareholders in 2026.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIVO BIOSCIENCE, INC.

By:	/s/ Keith Marchiando
Keith Marchiando
Chief Financial Officer

Date: July 17, 2024

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